Borrowings	6 Months Ended
Jun. 30, 2026
Borrowings.
Borrowings

9. Borrowings

	June 30,	December 31,
	2026	2025
	€1,000	€1,000
Innovation credit	2,899	2,899
Accrued interest on innovation credit	2,118	1,973

Total	5,017	4,872
Current portion	5,017	4,872
Total non-current borrowings	—	—

In December 2018, ProQR was awarded an Innovation credit for the sepofarsen program. Amounts were drawn under this facility from 2018 through 2022. The credit of € 3,907,000 was used to conduct the Phase 2/3 clinical study and efforts to obtain regulatory and ethical market approval (New Drug Applications / Marketing Authorization Applications) of sepofarsen for LCA10. In the fourth quarter of 2023, ProQR made a partial repayment of the principal, amounting to € 1,008,000. The remaining amount payable of € 2,899,000 is recognized under current borrowings as at June 30, 2026 and December 31, 2025.

In December 2023, ProQR received a waiver to postpone repayment for the remaining balance of the Innovation credit including accrued interest. As a result, the repayment of the total loan of € 4,292,000, including accrued interest, could be waived if conditions are met, subject to annual review. In December 2025, the waiver for the principal and interest was again extended until December 31, 2026.

In September 2022, ProQR extinguished its debt with Pontifax and Kreos by repaying all outstanding principal amounts. However, the Pontifax’ and Kreos’ warrants, classified as derivative financial instruments on the balance sheet, remain in place until their five-year economic life expires in 2025 and 2026. These warrants are accounted for as embedded derivatives and were recognized separately from the host contract as derivative financial liabilities at fair value through profit or loss. The warrants as part of the original loan agreement expired during 2025 and were derecognized. The warrants as part of the subsequent loan agreement remain in place until the economic life expires in December 2026.